Income taxes	12 Months Ended
Dec. 31, 2017
Income taxes
Income taxes

13. Income taxes

The Company’s U.S. federal statutory income tax rates were 35.0 percent for each of 2017, 2016 and 2015. The Company’s effective income tax rates for the years ended December 31, 2017, 2016 and 2015 were (64.2) percent, 32.7 percent and 34.2 percent, respectively.

The Company’s provision for income taxes for the years ended December 31, 2017, 2016 and 2015 consists of the following:

	Years Ended December 31,
	2017	2016	2015
Income before provision (benefit) for income taxes:
United States	$144,585	$125,540	$159,790
Foreign	3,698	2,642	1,844

Total	$148,283	$128,182	$161,634

Provision (benefit) for income taxes:
Current:
US federal	$54,808	$49,131	$40,324
State and local	6,451	6,002	3,116
Foreign	1,439	1,237	766

Total current	62,698	56,370	44,206

Deferred:
US federal	(156,655)	(14,841)	10,990
State and local	(1,280)	401	52
Foreign	17	—	—

Total deferred	(157,918)	(14,440)	11,042

Total United States	(96,676)	40,693	54,482
Foreign	1,456	1,237	766

Total provision (benefit) for income taxes	$(95,220)	$41,930	$55,248

For the years ended December 31, 2017, 2016 and 2015, substantially all income was earned in the United States. Foreign earnings primarily include results from Victory’s operations in Mexico, which were acquired June 1, 2015.

Income taxes paid, net of refunds, were $45.8 million, $23.8 million and $65.5 million in 2017, 2016 and 2015, respectively.

The Company’s effective income tax rate differs from the statutory federal income tax rate as follows:

	Years Ended December 31,
	2017	2016	2015
Statutory income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	1.9%	2.0%	2.3%
Domestic manufacturing deduction	(3.6)%	(3.6)%	(2.9)%
Tax Cuts and Jobs Act	(97.4)%	—%	—%
Other	(0.1)%	(0.7)%	(0.2)%

Effective income tax rate	(64.2)%	32.7%	34.2%

The Tax Cuts and Jobs Act (the “Tax Act”) enacted on December 22, 2017 resulted in a provisional net tax benefit of $144.4 million, comprised of a $144.7 tax benefit from re-measuring federal deferred tax liabilities from 35 percent to 21 percent, partially offset by a $0.3 million transition tax expense.  Absent the Tax Act, the Company’s 2017 effective income tax rate would have been 33.2 percent.

While the Company’s analysis of the final impact from the Tax Act has not been completed, reasonable estimates can be made and therefore these provisional estimates are reflected in our consolidated financial statements.  Adjustments will be made during the measurement period under SEC Staff Bulletin No. 118.

At this time, we do not expect any material impact to the Company from other aspects of the Tax Act; however, due to the complexity of the new tax rules we are continuing to evaluate the Tax Act and the application of ASC 740. Therefore the recorded tax effects in the 2017 financial results are provisional estimates that will be adjusted and disclosed, as necessary, in future reporting periods as new information becomes available. The new information that could cause us to adjust in future periods the tax effects already recorded as of December 31, 2017, include changes to deferred tax assets and liabilities pending the final determination of 2017 taxable income when the 2017 tax return is prepared; transition tax computational adjustments from E&P calculations, foreign taxes paid and foreign tax credit limitations; and from new information from the Internal Revenue Service, the SEC and the FASB as further guidance is issued.

The tax effects of the temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2017 and 2016, are as follows:

	December 31,
	2017	2016
Deferred tax assets resulting from:
Accrued compensation costs	$5,091	$8,200
Pension and postretirement benefits	5,267	16,010
Stock based compensation	8,200	10,433
State tax credit and net operating loss carry-forwards	4,090	2,819
Other	5,286	5,519

Total deferred tax assets	$27,934	$42,981

Valuation allowance	(822)	—

Net deferred tax assets	$27,112	$42,981

Deferred tax liabilities resulting from:
Depreciable assets	(246,518)	(398,921)
Goodwill and intangible assets	(28,359)	(40,810)
Other	(4,336)	(8,811)

Total deferred tax liabilities	$(279,213)	$(448,542)

Net deferred tax liabilities	$(252,101)	$(405,561)

The Company has $21.4 million of state tax net operating loss carry-forwards, which are available to reduce future taxable income in various state jurisdictions and expire between 2029 and 2037.  The Company has $3.8 million of state tax credit carry-forwards, which expire between 2018 and 2026.  The Company believes that it is not more likely than not that the benefit from state tax credit carryforwards and other state deferred tax assets in certain states will be realized. In recognition of this risk, the Company has provided a partial valuation allowance of $1.0 million on those deferred tax assets ($0.8 million net of federal benefit).

The Company accounts for income taxes in accordance with ASC 740, Income Taxes, which provides that an entity shall initially recognize the financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The term more likely than not means a likelihood of more than 50 percent.  When measuring the tax benefit to be recorded, in concluding a tax position meets the more-likely-than-not recognition threshold we consider the amounts and probabilities of the possible outcomes that could be realized upon settlement using the facts, circumstances and information available at the reporting date. If these cumulative probabilities exceed 50 percent the tax benefit is recognized.

Total unrecognized tax benefits as of December 31, 2017 and December 31, 2016 are $0.7 million and $0.5 million, respectively. Unrecognized tax benefits and related accrued interest and penalties are included in other liabilities in the accompanying Consolidated Balance Sheets. The Company does not expect a material change in its unrecognized tax benefits within the next twelve months.

In the normal course of business, the Company is subject to examination by taxing authorities. The Company’s open federal tax years are 2014, 2015 and 2016. The Company has open tax years for state and foreign income tax filings generally starting in 2013.